WHEN RECORDED, MAIL TO:

JOHN M. FIFE
303 East Wacker Drive, Suite 1200
Chicago, Illinois 60601

Tax Serial No. 16-35-405-011
DEED OF RECONVEYANCE

NOTICE IS HEREBY GIVEN:

Griffiths & Turner / GT Title Services, Inc., as Trustee under that certain Deed of Trust, dated February 23, 2011, executed by John M. Fife, an individual, as Trustor, in favor of A5 Laboratories Inc., a Nevada corporation, as Beneficiary, and recorded on February __, 2011 as Entry No. ____________, in the Official Records of Salt Lake County, State of Utah, pursuant to the request of the Beneficiary thereunder, does hereby reconvey, without warranty, to the person or persons entitled thereto, the trust property now held by him as Trustee under said Trust Deed covering real property situated in Salt Lake County, Utah described as follows:

LOT 1, HAWKER HEIGHTS, ACCORDING TO THE OFFICIAL PLAT THEREOF, RECORDED IN BOOK N OF PLATS AT PAGE 2, RECORDS OF SALT LAKE COUNTY, UTAH.

DATED this ___ day of _______________, 20__.

TRUSTEE

GRIFFITHS & TURNER / GT TITLE SERVICES, INC.

By:
Tyler Turner, President

STATE OF ________	)
: ss
COUNTY OF ___________	)

The foregoing instrument was acknowledged before me this ___ day of __________________, 20___, by Tyler Turner, President of Griffiths & Turner / GT Title Services, Inc.

Notary Public